Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Ultragenyx Pharmaceutical Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015 (the “Report”), I, Emil D. Kakkis, M.D., Ph.D., as President and Chief Executive Officer of the Company, and Shalini Sharp, as Chief Financial Officer and Senior Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2016	/s/ Emil D. Kakkis
Emil D. Kakkis, M.D., Ph.D.
President and Chief Executive Officer (Principal Executive Officer)

Dated: February 25, 2016	/s/ Shalini Sharp
Shalini Sharp
Chief Financial Officer and Senior Vice President (Principal Financial Officer)